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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)   |__|
                          ___________________________

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)

One Wall Street, New York, N.Y.                 10286
(Address of principal executive offices)        (Zip code)
                          ___________________________

                             TORCHMARK CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                        63-0780404
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)

2001 Third Avenue South
Birmingham, Alabama                             35233
(Address of principal executive offices)        (Zip code)
                          ___________________________

                                Debt Securities
                      (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                       Name                                        Address
                       ----                                        -------
     Superintendent of Banks of the State of New York    2 Rector Street, New York, N.Y.
                                                         10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y.
                                                         10045

     Federal Deposit Insurance Corporation               Washington, D.C.  20429

     New York Clearing House Association                 New York, New York   10005


     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of November, 2001.

                              THE BANK OF NEW YORK


                              By:    /s/ STACEY POINDEXTER
                                     ----------------------------
                                     Name: STACEY POINDEXTER
                                     Title:   ASSISTANT TREASURER

                                                                       EXHIBIT 7
                                                                       ---------

================================================================================

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                        Dollar Amounts
                                                               In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................                $ 2,811,275
 Interest-bearing balances.......................                  3,133,222
Securities:
 Held-to-maturity securities.....................                    147,185
 Available-for-sale securities...................                  5,403,923
Federal funds sold and Securities purchased
 under agreements to resell......................                  3,378,526
Loans and lease financing receivables:
 Loans and leases held for sale..................                     74,702
 Loans and leases, net of unearned
  income.........................................                 37,471,621
 LESS: Allowance for loan and
 lease losses....................................                    599,061
 Loans and leases, net of unearned
  income and allowance...........................                 36,872,560
Trading Assets...................................                 11,757,036
Premises and fixed assets (including capitalized
 leases).........................................                    768,795
Other real estate owned..........................                      1,078
Investments in unconsolidated subsidiaries and
 associated companies............................                    193,126
Customers' liability to this bank on acceptances
 outstanding.....................................                    592,118
Intangible assets................................
   Goodwill......................................                  1,300,295
   Other intangible assets.......................                    122,143
Other assets.....................................                  3,676,375
                                                                 -----------
Total assets.....................................                $70,232,359
                                                                 ===========

LIABILITIES
Deposits:
 In domestic offices.............................                $25,962,242
 Noninterest-bearing.............................                 10,586,346
 Interest-bearing................................                 15,395,896
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs.........................                 24,862,377
 Noninterest-bearing.............................                    373,085
 Interest-bearing................................                 24,489,292
Federal funds purchased and securities sold
 under agreements to repurchase..................                  1,446,874
Trading liabilities..............................                  2,373,361
Other borrowed money:
(includes mortgage indebtedness and obligations
 under capitalized leases).......................                  1,381,512
Bank's liability on acceptances executed and
 outstanding.....................................                    592,804
Subordinated notes and debentures................                  1,646,000
Other liabilities................................                  5,373,065
                                                                 -----------
Total liabilities................................                $63,658,235
                                                                 ===========
EQUITY CAPITAL
Common stock.....................................                  1,135,284
Surplus..........................................                  1,008,773
Retained earnings................................                  4,426,033
Accumulated other comprehensive income...........                      4,034
Other equity capital
 components......................................                          0
                                                                 -----------
Total equity capital.............................                  6,574,124
                                                                 -----------
Total liabilities and equity capital.............                $70,232,359
                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi     )
Gerald L. Hassell   )            Directors
Alan R. Griffith    )

================================================================================